Exhibit 10.9

FIRST SUPPLEMENTAL INDENTURE AND

LIMITED WAIVER REGARDING

DELIVERY OF FINANCIAL STATEMENTS

This FIRST SUPPLEMENTAL INDENTURE AND LIMITED WAIVER (this “Agreement”) is dated as of July 8, 2008 and entered into by and among 7 Days Group Holdings Limited, a company incorporated with limited liability in the Cayman Islands (the “Company”) and DB Trustees (Hong Kong) Limited, as trustee (the “Trustee”), and is made with reference to that certain Indenture dated as of September 10, 2007, providing for the issuance of the Company’s Guaranteed Senior Floating Rate Notes due 2010 (the “Indenture”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Indenture.

RECITALS

WHEREAS, pursuant to Section 4.03(a)(i) of the Indenture, the Company is required to deliver the financial statements referred to therein within 90 calendar days after the end of the fiscal year of the Company to the Trustee for further delivery to the Holders;

WHEREAS, the Company has requested that the Holders of at least 66.7% in aggregate principal amount of the Notes then outstanding voting as a single class (the “Requisite Holders”) waive compliance with Section 4.03(a)(i) of the Indenture until June 30, 2008 with respect to its fiscal year ended December 31, 2007;

WHEREAS, the Company has requested that the Requisite Holders request that the Trustee amend the Indenture to allow for the financial statements referred to in Section 4.03(a)(i) of the Indenture to be delivered within 150 calendar days after the end of the fiscal year of the Company; and

WHEREAS, the Company has requested that the Requisite Holders request that the Trustee amend the Indenture to allow for the financial statements referred to in Section 4.03(a)(i) of the Indenture to be prepared in accordance with U.S. GAAP (as defined below).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. WAIVER

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Company herein contained, the Holders hereby waive:

(a) compliance with the provisions of Section 4.03(a)(i) of the Indenture until June 30, 2008 with respect to the Company’s fiscal year ended December 31, 2007; and

(b) any Event of Default under Section 6.01(d) of the Indenture relating to the covenants of the Company made in Section 4.03(a)(i) of the Indenture.

Section 2. LIMITATION OF WAIVER

Without limiting the generality of the provisions of Section 13 of the Indenture, the waiver set forth above shall be limited precisely as written and relates solely to (i) the noncompliance by the Company with the provisions of 4.03(a)(i) of the Indenture and (ii) any Event of Default under Section 6.01(d) of the Indenture relating to the covenants of the Company made in Section 4.03(a)(i) of the Indenture, each in the manner and to the extent described above, and nothing in this Agreement shall be deemed to:

(a) constitute a waiver of compliance by the Company with respect to (i) Section 4.03(a)(i) of the Indenture in any other instance, (ii) Section 6.01(d) of the Indenture in any other instance or (iii) any other term, provision or condition of the Indenture or any other instrument or agreement referred to therein; or

(b) prejudice any right or remedy that the Trustee, the Collateral Agent or any Holder may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Agreement) or may have in the future under or in connection with the Indenture or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Indenture shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3. AMENDMENT

(a) Section 1.01 of the Indenture is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

“U.S. GAAP” means U.S. generally accepted accounting principles.

(b) Clause (i) of Section 4.03(a) of the Indenture is hereby amended by deleting it in its entirety and substituting the following therefor:

(i)	as soon as they are available but in any event within 150 calendar days after the end of the fiscal year of the Company, copies of its financial statements (on a consolidated basis) in respect of such fiscal year (including a statement of income, balance sheet and cash flow statement) audited by a member firm of an internationally-recognized firm of independent accountants in accordance with U.S. GAAP, together with an unqualified audit report in respect thereof;

Section 4. REPRESENTATIONS AND WARRANTIES

(a) In order to induce the Holders to enter into this Agreement and to amend the Indenture in the manner provided herein, the Company represents and warrants to each Holder that the following statements are true, correct and complete:

(i) The Company has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Indenture as amended by this Agreement (the “Amended Indenture”);

(ii) the execution and delivery of this Agreement and the performance of the Amended Indenture have been duly authorized by all necessary action on the part of the Company, including resolutions of the Board of Directors of the Company dated as of June     , 2008 authorizing the same;

(iii) the execution, delivery and performance by the Company of the Amended Indenture does not contravene (i) the Company’s organizational documents or (ii) law or any material contractual restriction binding on or affecting the Company;

(iv) the execution and delivery by the Company of this Agreement and the performance by Company of the Amended Indenture does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body; and

(v) this Agreement has been duly executed and delivered by the Company and this Agreement and the Amended Indenture are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) In order to induce the Holders to enter into this Agreement, the Company hereby represents and warrants that after giving effect to this Agreement:

(i) as of the date hereof, there exists no Default or Event of Default under the Indenture;

(ii) all representations and warranties contained in the Indenture are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and

(iii) as of the date hereof, the Company has performed all agreements to be performed on its part as set forth in the Indenture.

Section 5. COUNTERPARTS; EFFECTIVENESS

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective as of the date hereof upon the execution of counterparts hereof by Company, the Trustee and by Holders constituting Requisite Holders and receipt by the Company and Trustee of written or telephonic notification of such execution and authorization of delivery thereof.

Section 6. GOVERNING LAW

THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

7 DAYS GROUP HOLDINGS LIMITED

By:	/s/ Zheng Nanyan
	Name:	Zheng Nanyan
Title:

TRUSTEE:

DB TRUSTEES (HONG KONG) LIMITED

By:	/s/ Aric Kay-Russell
	Name:	Aric Kay-Russell
	Title:	Director

By:	/s/ Chiu Kin Wing Edward
	Name:	Chiu Kin Wing Edward
	Title:	Authorised Signatory